                            As filed with the Securities and Exchange Commission
                                                             on January 11, 1999
                                                           Registration Nos. 33-
                                                                            811-

                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                     FORM N-1A

              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                        and

                            REGISTRATION STATEMENT UNDER
                         THE INVESTMENT COMPANY ACT OF 1940


                            RWB FUNDS - INVESTMENT TRUST
                 (Exact Name of Registrant as Specified in Charter)

                                1190 Saratoga Avenue
                                     Suite 200
                             San Jose, California 95129
                      (Address of Principal Executive Offices)

                   Registrant's Telephone Number:  (408) 260-3143

                                  Cynthia Surprise
                        Vice President and Associate Counsel
                        State Street Bank and Trust Company
                              1776 Heritage Drive, AFB
                               North Quincy, MA 02171
                      (Name and Address of Agent for Service)

                                     Copies to:

                                Julie Allecta, Esq.
                       Paul, Hastings, Janofsky & Walker LLP
                               345 California Street
                            San Francisco, CA 94104-2635

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Registration Statement is declared effective.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 9(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                             RWB FUNDS - INVESTMENT TRUST

                                CROSS-REFERENCE SHEET
                               Pursuant to Rule 495(a)


Items in
--------
Part A
------
of Form
-------
N-1A       Caption                               Page
----       -------                               ----

1.         Front and Back Cover Pages            Cover

2.         Risk/Return Summary: Investments,     A - 3, A - 7
           Risks, and Performance

3.         Risk/Return Summary: Fee Table        A - 4, A - 9

4.         Investment Objectives; Principal      A - 3, A - 7
           Investment Strategies, and Related
           Risks

5.         Management's Discussion of Fund       Not Applicable
           Performance

6.         Management, Organization, and         A - 11
           Capital Structure

7.         Shareholder Information               A - 12

8.         Distribution Arrangements             A - 14

9.         Financial Highlights Information      Not Applicable

                             RWB FUNDS - INVESTMENT TRUST

                                CROSS-REFERENCE SHEET
                         Pursuant to Rule 495(a) (CONTINUED)


Items in
--------
Part B
------
of Form
-------
N-1A       Caption                               Page
----       -------                               ----

10.        Cover Page, Table of Contents         Cover

11.        Fund History                          B - 3

12.        Description of the Fund and Its       B - 3
           Investments and Risks

13.        Management of the Fund                B - 25

14.        Control Persons and Principal         B - 26
           Holders of Securities

15.        Investment Advisory and Other         B - 27
           Services

16.        Brokerage Allocation and Other        B - 30
           Services


17.        Capital Stock and Other               B - 30
           Securities

18.        Purchase, Redemption and Pricing      B - 31
           of Shares

19.        Taxation of the Fund                  B - 32

20.        Underwriters                          B -

21.        Calculation of Performance Data       B - 37

22.        Financial Statements                  Not Applicable

                             RWB FUNDS - INVESTMENT TRUST

                                CROSS-REFERENCE SHEET
                         Pursuant to Rule 495(a) (CONTINUED)


Items in
--------
Part C
------
of Form
-------
N-1A         Caption                             Page
----         -------                             ----

23.          Exhibits                            C - 1

24.          Persons Controlled by or Under      C - 1
             Common Control with Registrant

25.          Indemnification                     C - 1

26.          Business and Other Connections      C - 2
             of the Investment Advisor

27.          Principal Underwriters              C - 3

28.          Location of Accounts and Records    C - 3

29.          Management Services                 C - 3

30.          Undertakings                        C - 3

                    ---------------------------------------------

                                Subject to Completion
                     Preliminary Prospectus dated ________, 1999

                    ---------------------------------------------


RWB FUNDS


RWB BOND FUND

/ /  U.S. BOND FUND
                                             PROSPECTUS
RWB EQUITY FUNDS

/ /  U.S. TOTAL MARKET FUND
/ /  U.S. HIGH BOOK TO MARKET FUND
/ /  U.S. SMALL COMPANIES FUND
/ /  INTERNATIONAL HIGH BOOK TO MARKET
     FUND
/ /  INTERNATIONAL SMALL COMPANY FUND






                                             [LOGO]
                                              RWB
                                              ---



                                              As with all mutual funds, the
                                              Securities and Exchange Commission
                                              does not guarantee that the
                                              information in this prospectus is
                                              accurate or complete, nor has it
                                              approved or disapproved these
                                              securities.  It is a criminal
                                              offense to state otherwise.




                                              April [  ] , 1999



--------------------------------------------------------------------------------
INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION BECOMES
EFFECTIVE. THIS PROSPECTUS SHOULD NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE
SECURITIES IN ANY STATE WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE
UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF
ANY SUCH STATE.
--------------------------------------------------------------------------------

   TABLE OF CONTENTS


3  US BOND FUND

3     GOAL AND MAIN INVESTMENT STRATEGIES
3     RISKS
4     EXPENSES

5  RWB EQUITY FUNDS
5     INVESTMENT APPROACH
5     GOALS AND MAIN INVESTMENT STRATEGIES
7     RISKS
9     EXPENSES

11 MANAGEMENT


12    YOUR ACCOUNT

14    PRICING OF FUND SHARES

14    DISTRIBUTIONS

15    FEDERAL TAX CONSIDERATIONS

16 MORE ABOUT RWB FUNDS
16    U.S. BOND FUND
17    EQUITY FUNDS


BACK COVER FOR ADDITIONAL INFORMATION

RWB BOND FUND
--------------------------------------------------------------------------------

U.S. BOND FUND

This Risk/Return Summary briefly describes the RWB U.S. Bond Fund and the principal risks of investing in the Fund. For further information on the Fund, please read the section entitled More About RWB Funds.

GOAL AND MAIN INVESTMENT STRATEGIES

The Fund's goal is to maximize current income consistent with the preservation of capital.

The Fund invests in high quality debt securities, such as corporate obligations, U.S. Government obligations, U.S. Government agency obligations, bank obligations, commercial paper and repurchase agreements.

The Fund may purchase U.S. dollar-denominated debt securities of foreign issuers that are listed or traded in the United States and debt securities of supranational organizations.

The Fund purchases securities which mature within five years from the date of settlement.

The sub-adviser manages the Fund to capture credit risk premiums and maturity risk premiums.

The Fund will concentrate in the banking industry under certain circumstances. This policy is a fundamental policy that can be changed only with the approval of the Fund's shareholders.

RISKS

The share price of the Fund and the Fund's yield will change daily because of changes in interest rates and other market conditions and factors. You may lose money if you invest in the Fund. There are other circumstances that could adversely affect your investment, and that could prevent the Fund from achieving its goal, which are not described here.

The principal risks of investing in the U.S. Bond Fund are:

     - In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds in the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

     - It is possible that some of the issuers will not make payments on debt securities held by the Fund, or there could be defaults on repurchase agreements held by the Fund. Or, an issuer may suffer adverse changes in financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can affect the bond's liquidity and make it more difficult for the Fund to sell.

     - The Fund's policy of concentrating in the banking industry may involve additional risk by foregoing the safety of investing in a variety of industries. Changes in the market's perception of the relative riskiness of banks could cause the Fund's net asset value to fluctuate more than if the Fund were less concentrated.

- Investments by the Fund in foreign securities involve risks in addition to those of U.S. securities. They are generally more volatile and less liquid than U.S. securities, in part because of higher political and economic risks and because there is less public information available about foreign companies.

EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the RWB U.S. Bond Fund. The Fund has no sales charge (load), redemption fees or exchange fees, although some institutions may charge you a fee for shares you buy through them. The annual fund operating expenses are paid from Fund assets.

ANNUAL FUND OPERATING EXPENSES
AS A % OF NET ASSETS
--------------------------------------------------------------------------------

                                             CLASS S              CLASS I
                                             -------              -------
Investment Advisory Fee                       .45%                 .45%
Administration Fee                            .23%                 .11%
Shareholder Servicing Fee                     .25%                 .05%
Other Expenses                                .00%                 .00%
                                           -------              -------
Total Operating Expenses                      .93%                 .66%

EXAMPLE

     This example is intended to help you compare the cost of investing in the RWB U.S. Bond Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as shown in the table above. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:

YEAR
                                             CLASS S              CLASS I
1                                               $                    $
3                                               $                    $

RWB EQUITY FUNDS
--------------------------------------------------------------------------------

U.S. TOTAL MARKET FUND
U.S. HIGH BOOK TO MARKET FUND
U.S. SMALL COMPANIES FUND
INTERNATIONAL HIGH BOOK TO MARKET FUND
INTERNATIONAL SMALL COMPANY FUND

This Risk/Return Summary briefly describes each RWB Equity Fund and the principal risks of investing in the Funds. For further information on these Funds, please read the section entitled More About RWB Funds.

INVESTMENT APPROACH

The sub-adviser uses quantitative programs to develop portfolios that replicate asset classes. In structuring the portfolio for each Fund, the sub-adviser seeks broad exposure to the relevant universe of stocks that make up the asset class represented by that Fund. The sub-adviser will then structure each Fund's portfolio on a market capitalization weighted basis, which means that stocks representing larger companies will represent a proportionally larger percentage of the Fund. While the sub-adviser does not attempt to engage in individual stock selection or market timing, the sub-advisor may exclude certain eligible stocks if conditions exist that make the stock inappropriate for inclusion. The sub-advisor may also deviate from a strict market capitalization weighting from time to time.

GOALS AND MAIN INVESTMENT STRATEGIES
U.S. TOTAL MARKET FUND

The Fund's goal is to achieve long-term capital appreciation.

The Fund invests in common stocks of almost all of the U.S. companies that are traded on the NYSE, AMEX and OTC.

U.S. HIGH BOOK TO MARKET FUND

The Fund's goal is to provide long-term capital appreciation.
The Fund invests primarily in common stocks that it believes are value stocks.

The Fund invests in common stocks of U.S. companies whose market capitalizations are equal to the market capitalizations of the largest 80% of companies whose shares are listed on the NYSE.

The Fund may also invest in high quality, highly liquid, short-term fixed income securities.

The Fund may use a variety of TAX-EFFICIENT MANAGEMENT TECHNIQUES, when consistent with its strategies and operational needs, to minimize adverse tax consequences to shareholders of the Fund.

--------------------------------------------------------------------------------

ABOUT TAX-EFFICIENT MANAGEMENT TECHNIQUES

The following tax-efficient management techniques can minimize taxable distributions, particularly short-term capital gains and current income, which are taxed at a higher rate than long-term capital gains.

-    Minimizing sales of securities that result in capital gains.

- If such a sale cannot be avoided, selling first the highest cost securities to reduce the amount of capital gains. Also, preferring the sale of securities producing long-term gains to those producing short-term gains.

- When prudent, selling securities to realize capital losses that can be offset against realized capital gains.

-    Favoring high quality, lower dividend stocks.

--------------------------------------------------------------------------------

U.S. SMALL COMPANIES FUND

The Fund's goal is to provide long-term capital appreciation.

The Fund invests in a broad and diverse segment of small U.S. companies whose market capitalization is not larger than the largest of those in the smaller one-half of companies listed on the NYSE.

The Fund may also invest in high quality, highly liquid, short-term fixed income securities.

The Fund may use a variety of TAX-EFFICIENT MANAGEMENT TECHNIQUES to minimize adverse tax consequences to shareholders of the Fund.

INTERNATIONAL HIGH BOOK TO MARKET FUND

The Fund's goal is to provide long-term capital appreciation.

The Fund invests primarily in common stocks that it believes are value stocks.

The Fund invests primarily in non-U.S. companies. The Fund intends to invest in the stocks of large companies in countries with developed markets. Currently, the Fund expects to invest in companies having at least $800 million of market capitalization.

The Fund may also invest in high quality, highly liquid, short-term fixed income securities.

The Fund may use a variety of TAX-EFFICIENT MANAGEMENT TECHNIQUES to minimize adverse tax consequences to shareholders of the Fund.

INTERNATIONAL SMALL COMPANY FUND

The Fund's goal is long-term capital appreciation.

The Fund is a fund of funds, which means that it invests almost all of its assets in other mutual funds. The Fund intends to invest its assets in the following underlying funds: DFA Japanese Small Company Series, DFA United Kingdom Small Company Series, DFA Continental Small Company Series, DFA Pacific
Rim Small Company Series and DFA Emerging Markets Series.   Each of the
underlying funds is a series of The DFA Investment Trust Company Trust. The DFA Trust is a mutual fund advised by Dimensional Fund Advisors, Inc. ("DFA"), the sub-adviser of the International Small Company Fund.

The Fund will invest its assets in the underlying funds within the following ranges (expressed as a percentage of the Fund's assets):

Underlying Fund                                      Investment Range
---------------                                      ----------------
Japanese Series                                         20% - 45%
U.K. Series                                              5% - 25%
Continental Series                                      20% - 45%
Pacific Rim Series                                       5% - 25%
Emerging Markets Series                                  0% - 10%

The sub-adviser will determine periodically the allocations among underlying funds primarily based on market capitalization.

The Fund may also invest in high quality, highly liquid, short-term fixed income securities.

POLICIES OF ALL UNDERLYING FUNDS DFA structures each underlying fund by generally basing the amount of each security purchased on the issuer's market capitalization relative to other companies located in the same country (region in the case of the Continental Series and Pacific Rim Series). DFA may exclude the stock of an otherwise eligible company if DFA believes conditions exist that make the purchase of that stock inappropriate.

Periodically, DFA will determine the market capitalization limit for eligible portfolio securities and will adjust the composition of the portfolio to eliminate stocks which are no longer eligible.

UNDERLYING FUND SPECIFIC POLICIES The following are the investment policies of each underlying fund.

JAPANESE SERIES

The Japanese Series invests in a broad and diverse group of readily marketable stocks of Japanese small companies which are traded in the Japanese securities markets. A Japanese small company means a company located in Japan whose market capitalization is not larger than the largest of those in the smaller one-half of companies whose securities are listed on the First Section of the Tokyo Stock Exchange. The Japanese Series will invest primarily in securities traded on the Tokyo Stock Exchange or in other Japanese securities markets. The Japanese Series intends to purchase a portion of the stock of each eligible company on a market capitalization weighted basis. The Japanese Series invests at least 80% of its total assets in equity securities of Japanese small companies.

U.K. SERIES

The U.K. Series invests in a broad and diverse group of readily marketable stocks of United Kingdom small companies which are traded principally on the International Stock Exchange of the United Kingdom and the Republic of Ireland
("ISE").   A United Kingdom small company means a company organized in the
United Kingdom, with shares listed on the ISE whose market capitalization is not larger than the largest of those in the smaller one-half of companies included in the Financial Times-Actuaries World Index ("FTA"). The U.K. Series will not purchase shares of any company whose market capitalization is less that $5,000,000. The Series intends to purchase a portion of the stock of each eligible company on a market capitalization weighted basis. The Series invests at least 80% of its total assets in equity securities of United Kingdom small companies.

CONTINENTAL SERIES

The Continental Series invests in a broad and diverse group of readily marketable stocks of small companies organized in certain European countries whose share are traded principally in securities markets located in those countries. DFA determines company size by comparing the market capitalizations of companies in all countries in which the Continental Series invests. Small companies are those whose market capitalizations are not greater than the
largest of those in the smallest 20% of companies listed in the FTA.    The
Continental Series will not purchase shares of any company whose market capitalization is less than $5,000,000. The Series intends to purchase a portion of the stock of each eligible company on a market capitalization weighted basis. The Series invests at least 80% of its total assets in equity securities of European small companies.

PACIFIC RIM SERIES

The Pacific Rim Series invests in a broad and diverse group of readily marketable stocks of small companies located in Australia, New Zealand and Asian countries, whose share are traded principally in securities markets located in
those countries.   Small companies are those whose market capitalizations are not greater than the largest of those in the smallest 30% of companies listed in the FTA as combined for the countries in which the Pacific Rim Series invests. The Pacific Rim Series will not purchase shares of any company whose market capitalization is less than $5,000,000. The Series intends to purchase a portion of the stock of each eligible company on a market capitalization weighted basis. The Series invests at least 80% of its total assets in equity securities of small companies located in the Pacific Rim.

EMERGING MARKETS SERIES

The Emerging Markets Series invests in companies located in emerging markets. An emerging market is any country that the International Finance Corporation considers an emerging market. The Series invests only in emerging markets approved by DFA. The Series invests primarily in equity securities listed on securities exchanges or actively traded on OTC markets. The Series invests in companies whose aggregate overall share of the emerging market's total public market capitalization is at least in the upper 40% of such capitalization. The Series may also invest in shares of other mutual funds that invest in the approved emerging markets where access to those markets is otherwise significantly limited.

RISKS

The share price of each Equity Fund will change daily based on market conditions and other factors. You may lose money if you invest in these Funds. There are other circumstances which could adversely affect your investment, and that could prevent a Fund from achieving its goal, which are not described here.

The principal risks of investing in the Equity Funds are:

     - Stock prices may fluctuate widely in response to company, market or economic news.

     - There are particular risks associated with investing in companies of a given size.

          - Larger, more established companies are generally not nimble and may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

          - The stocks of smaller companies may have more risks than those of larger companies. They may be more susceptible to market downturns and their prices may be more volatile.

     - The U.S. High Book to Market Fund and International High Book to Market Fund may underperform when the market strongly favors growth stocks over value stocks. In addition, a value stock may not reach what the sub-adviser believes is its full market value or its intrinsic value may go down.

     - (International Small Company Fund and International High Book to Market Fund) Investments in foreign securities involve risks in addition to those of U.S. securities. They are generally more volatile and less liquid than U.S. securities, in part because of higher political and economic risks, less availability of public information about foreign companies and fluctuations in currency exchange rates.

     - The International Small Company Fund may invest in issuers in emerging markets.

          - All of the risks of investing in foreign securities are heightened by investing in emerging markets.

EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of an RWB Equity Fund. The Funds have no sales charge (load), redemption fees or exchange fees, although some institutions may charge you a fee for shares you buy through them. The annual fund operating expenses are paid from Fund assets.

ANNUAL FUND OPERATING EXPENSES
AS A % OF NET ASSETS
--------------------------------------------------------------------------------

                               U.S. TOTAL MARKET     U.S. HIGH BOOK TO     U.S. SMALL COMPANIES
                                      FUND              MARKET FUND                FUND
                               CLASS S   CLASS I     CLASS S   CLASS I      CLASS S   CLASS I
                               -------   -------     -------   -------      -------   -------
Investment Advisory Fee         .70%      .70%        .70%      .70%         .70%      .70%
Administration Fee              .29%      .14%        .55%      .34%         .69%      .48%
Shareholder Servicing Fee       .25%      .05%        .25%      .05%         .25%      .05%
Other Expenses                  .00%      .00%        .00%      .00%         .00%      .00%
                                ---       ---         ---       ---          ---       ---
Total Operating Expenses       1.24%     .89%        1.50%     1.09%        1.64%     1.23%


                             INTERNATIONAL HIGH BOOK   INTERNATIONAL SMALL
                                  TO MARKET FUND           COMPANY FUND*
                               CLASS S     CLASS I     CLASS S     CLASS I
                               -------     -------     -------     -------
Investment Advisory Fee         .70%        .70%        .70%        .70%
Administration Fee              .94%        .70%        .73%        .56%
Shareholder Servicing Fee       .25%        .05%        .25%        .05%
Other Expenses                  .00%        .00%        .00%        .00%
                                ---         ---         ---         ---
Total Operating Expenses       1.89%       1.45%       1.68%       1.31%

--------------------
* In addition to the expenses shown above, shareholders of the International Small Company Fund will indirectly bear their pro rata share of fees and expenses of the underlying funds. The total operating expenses (as a percentage of net assets) for the underlying funds during their last fiscal year were __________% for the Japanese Series, __________% for the U.K. Series,
__________% for the Continental Series, __________% for the Pacific Rim Series, and __________% for the Emerging Market Series.

EXAMPLE
--------------------------------------------------------------------------------

     This example is intended to help you compare the cost of investing in an RWB Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as shown in the table above. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:

                   U.S. TOTAL MARKET FUND     U.S. HIGH BOOK TO MARKET     U. S. SMALL COMPANIES
                                                         FUND                       FUND
YEAR               CLASS S        CLASS I     CLASS S          CLASS I     CLASS S       CLASS I
----               -------        -------     -------          -------     -------       -------
1                     $              $           $                $           $             $
3                     $              $           $                $           $             $


                   INTERNATIONAL HIGH BOOK TO MARKET FUND      INTERNATIONAL SMALL COMPANY FUND

YEAR                    CLASS S               CLASS I             CLASS S          CLASS I
----                    -------               -------             -------          -------
1                          $                     $                   $                $
3                          $                     $                   $                $

MANAGEMENT
--------------------------------------------------------------------------------

RWB Advisory Services Inc., 1190 Saratoga Avenue, San Jose, California 95129, is the Funds' investment manager. Founded in 1975, the manager provides investment advisory services to individuals, pension and profit sharing plans, trusts, estates, charitable organizations and other business entities. Today the firm has more than $1.4 billion in assets under management.

The manager, in its capacity as investment advisor, handles the business affairs of the Funds and has general responsibility for the management of the Funds' investments. The manager also serves as the Funds' administrator. As administrator the manager provides administrative services to the Funds and has agreed to pay each Fund's ordinary operating expenses that exceed the administration fee. The manager has no prior experience as manager of a mutual fund.

The manager has engaged Dimensional Fund Advisors, Inc., 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401, as investment sub-adviser to the Funds. Since its organization in May 1981, the sub-adviser has provided investment management services to institutional investors and to other mutual funds. Currently, the sub-adviser manages over $[ ] billion in assets, including over $29 billion in mutual fund assets.

The sub-adviser, subject to the supervision of the manager, is responsible for managing the assets of the Funds. The sub-adviser's investment committee makes investment decisions for the Funds.

The following chart shows the annual investment management fees that each Fund will pay.

INVESTMENT MANAGEMENT FEE (EXPRESSED AS PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------

U.S. Bond Fund                                                       .45%
U.S. Total Market Fund                                               .70%
U.S. High Book to Market Fund                                        .70%
U.S. Small Companies Fund                                            .70%
International High Book to Market Fund                               .70%
International Small Company Fund                                     .70%

YEAR 2000

RWB Funds' operations depend on the functioning of computer systems in the financial service industry, including those of its service providers. Many computer systems in use today cannot properly process date-related information after December 31, 1999 because of the method by which dates are encoded and calculated. This failure, commonly referred to as the "Year 2000 Issue," could adversely affect the handling of securities trades, pricing and account servicing for the RWB Funds. The major service providers have told RWB Funds that they have made compliance a high priority and are taking reasonable steps to prevent material Year 2000 problems. There can be, however, no assurance that these steps will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.

YOUR ACCOUNT
--------------------------------------------------------------------------------

This section describes how to do business with RWB Funds and the services that are available to shareholders.

HOW TO REACH RWB FUNDS

By telephone:       800-366-7266
                    Call for account information 8:00 a.m. to 5:00 p.m. Pacific time Monday through Friday

By mail:            1190 Saratoga Avenue
                    Suite 200
                    San Jose, California  95125

SHARE CLASSES

Each Fund offers two classes of shares (Class S and Class I). Each class has its own expense structure, including different shareholder servicing fees. Both of the classes are offered without a sales charge (load).

We base your eligibility to purchase shares of a class on the type of investor you are. Institutional investors who maintain aggregate accounts of at least $5 million (or less at the discretion of RWB Funds) may purchase Class I shares. All other investors must purchase Class S shares.

PURCHASING SHARES

Only investment advisory clients of the manager are eligible to purchase shares of the Funds.

If you are making an initial investment, you must complete and submit an account application.

You or your financial representative should notify the manager of any proposed investment.

If you purchase shares through an omnibus account maintained by a securities firm, the firm may charge you a fee.

MINIMUM INVESTMENTS
The minimum initial investment is $100,000, unless waived by RWB Funds.

There is no minimum for additional investments.

TIMING OF REQUESTS
All requests received by RWB Funds before 4:00 p.m. Eastern time will be executed the same day, at that day's NAV. Orders received after 4:00 p.m. Eastern time will be executed the following day, at that day's NAV. Financial intermediaries acting on a purchaser's behalf are responsible for transmitting orders by the deadline.

SELLING SHARES

You or your financial representative may sell shares at any time by furnishing a redemption request to the manager in the form required by the manager.

INCOMPLETE SELL REQUESTS
RWB Funds will attempt to notify you or your financial representative promptly if any information necessary to process your request is missing.

TIMING OF REQUESTS
All requests received in good order by RWB Funds before 4:00 p.m. Eastern time will be executed the same day, at that day's NAV. Requests received after 4:00 p.m. Eastern time will be executed the following day, at that day's NAV.

WIRE TRANSACTIONS
[Proceeds sent by federal funds wire must total at least $[     ].  A fee of
$[    ] will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.]

SELLING SHARES RECENTLY PURCHASED
If you sell shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot sell those shares until your application has been processed.

[EXCHANGES
There is no fee to exchange shares among RWB Funds. The exchange privilege is not intended as a way to speculate on short-term movements in the markets.]

ACCOUNTS WITH LOW BALANCES
If the value of your total account with RWB Funds falls below $10,000, RWB Funds may send you a notice asking you to bring the account back up to $10,000 or to close it out. If you do not take action within 60 days, RWB Funds may sell your shares and mail the proceeds to you at the address of record.

ADDITIONAL POLICIES FOR PURCHASES AND SALES
     -    All orders to purchase shares are subject to acceptance by RWB Funds.

     - At any time, RWB Funds may change any of its order acceptance practices, and may suspend sale of its shares.

     - RWB Funds may delay sending your redemption proceeds for up to seven days, or longer if permitted by the SEC.

     -    In the interest of economy, we do not issue share certificates.

     - If accepted by RWB Funds, you may purchase shares of the Funds with securities you own.

     - The Funds reserve the right to make payment for redeemed shares wholly or in part by giving the redeeming shareholder portfolio securities. The shareholder will pay transaction costs to dispose of these securities.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------

Each Fund's net asset value per share ("NAV") is calculated on each day the NYSE is open. NAV is the value of a single share of a Fund. NAV is calculated by
(1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities and (3) dividing that amount by the total number of shares owned by shareholders.

[The Funds calculate NAV as of the close of business on the NYSE, normally 4:00 p.m. Eastern time. If the NYSE closes early, the Funds accelerate calculation of NAV transaction deadlines to that time.]

Each Fund values the securities held in the Fund based on quotations and valuations provided by independent pricing services. If quotations are not readily available or if the sub-adviser believes that events occurring after the close of a foreign exchange have rendered the quotations unreliable, the Fund may use fair-value estimates instead. A Fund that uses fair value to price securities may value those securities higher or lower than a fund that uses market quotations.

Foreign securities are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their primary markets on weekends or other days when the Fund does not price its shares. Therefore, the value of the portfolio of a Fund holding foreign securities may change on days when shareholders will not be able to buy or sell their shares.


DISTRIBUTIONS
--------------------------------------------------------------------------------

As a shareholder, you are entitled to your share of a Fund's net income and gains on its investments. Each Fund passes substantially all of its earnings along to its shareholders as distributions. When a Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a DIVIDEND DISTRIBUTION. A Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a CAPITAL GAIN DISTRIBUTION. Dividend distributions may be made several times a year, while capital gain distributions are generally made on an annual basis.

The U.S. Bond Fund, U.S. Total Market Fund and U.S. High Book to Market Fund pay dividends, if any, quarterly.

The U.S. Small Companies Fund, International High Book to Market Fund and International Small Company Fund pay dividends, if any, annually.

You will receive distributions from a Fund in additional shares of that Fund unless you elect to receive your distributions in cash.

FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

Your investment in a Fund will have tax consequences that you should consider. Some of the more common federal tax consequences are described here, but your should consult your tax adviser about your own particular situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Your distributions will be taxed in the same manner whether you receive the distributions in cash or additional shares of the Fund. Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gain distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

The U.S. Bond Fund expects that its distributions will consist primarily of ordinary income. The Equity Funds expect that their distributions will consist primarily of capital gains.

You generally are required to report all Fund distributions on your federal income tax return. Each year RWB Funds will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

TAXES ON SALES OR EXCHANGES

If you sell your shares of a Fund or exchange them for shares of another Fund, you generally will be subject to tax on any taxable gain. Your taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep your account statements so that you or your tax preparer will be able to determine whether a sale or exchange will result in a taxable gain.

OTHER CONSIDERATIONS

If you buy shares in a Fund just before the Fund makes any distribution, you will receive some of the purchase price back in the form of a taxable distribution.

By law, RWB Funds must withhold a portion of your proceeds to pay federal income taxes if you have not provided complete, correct taxpayer information.

MORE ABOUT RWB FUNDS
--------------------------------------------------------------------------------

U.S. BOND FUND

The Fund's main strategies and risks are summarized above in the section entitled RWB U.S. Bond Fund. Below is further information about the Fund's principal investment strategies and their associated risks. The Fund may also use strategies and invest in securities described in the SAI. The Fund's objective may be changed without shareholder approval.

The Fund may engage in short-term trading, which could produce higher trading costs and taxable distributions.

During unusual market conditions, the Fund may place up to 100% of total assets in cash or high-quality, short-term debt securities. To the extent that the Fund does this, it is not pursuing its goal.

The Fund may seek additional income by lending portfolio securities to qualified institutions. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional income gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the Fund could lose money.

The Fund will be managed to capture credit risk premiums and maturity risk premiums. "Credit risk premium" means the anticipated incremental return on investment for holding obligations considered to have greater credit risk than direct obligations of the U.S. Treasury. "Maturity risk premium" means the anticipated incremental return on investment for holding securities having maturities of longer than one month compared to securities having a maturity of one month.

The Fund will invest more than 25% of its total assets in obligations of banks and bank holding companies when the yield to maturity on these instruments exceeds the yield to maturity on all other eligible portfolio investments of similar quality for a period of five consecutive days when the NYSE is open for trading.

The Fund may purchase corporate obligations only of companies whose commercial paper is rated Prime-1 by Moody's or A-1 by Standard & Poor's. If the issuer's commercial paper is unrated, then the debt security must be rated at least Aa2 by Moody's or AA by Standard & Poor's. If there is neither a commercial paper rating nor a rating of the debt security, then the sub-adviser must determine that the debt security is of comparable quality to equivalent issues of the same issuer rated at least AA or Aa2.

The Fund may purchase commercial paper only if it is rated, at the time of purchase, Prime-1 by Moody's or A-1 or better by Standard & Poor's or, if not rated, issued by a company having an outstanding unsecured debt issue rated Aaa by Moody's or AAA by Standard & Poor's, and having a maximum maturity of nine months.

The Fund's investments may include both fixed and floating rate securities. Floating rate securities bear interest at rates that vary with prevailing market rates.

The Fund may, but is not required to, invest in a limited amount of futures contracts or options on futures contracts, commonly referred to as derivatives, as a hedging strategy to offset unfavorable changes in the value of securities held by the Fund for investment purpose. While hedging can guard against potential risks, it adds to the Fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. With some derivatives, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

The Fund may purchase U.S. Government securities, which are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These securities include U.S. Treasury bills, which have initial maturities of less than one year, U.S. Treasury notes, which have initial maturities of one to ten years, U.S. Treasury bonds, which generally have initial maturities of greater than ten years, and obligations of the Federal Home Loan Mortgage

Corporation, Federal National Mortgage Association and Government National Mortgage Association.

EQUITY FUNDS

The Funds' main strategies and risks are summarized above in the section entitled RWB Equity Funds. Below is further information about each Fund's principal investment strategies and their associated risks. The Funds may also use strategies and invest in securities described in the SAI. Each Fund's objective may be changed without shareholder approval.

DERIVATIVES Each Fund (underlying fund, in the case of the International Small Company Fund) may invest in a limited amount of derivatives as a hedging strategy to offset unfavorable changes in the value of securities held by the Fund for investment purposes. While hedging can guard against potential risks, it adds to the Fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. With some derivatives, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund. The Funds will not use derivatives for speculative purposes.

DEFENSIVE INVESTING During unusual market conditions, each Fund may place up to 100% of total assets in cash or high-quality, short-term debt securities. To the extent that the Fund does this, it is not pursuing its goal.

SECURITIES LENDING Each Fund may seek additional income by lending portfolio securities to qualified institutions. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the Fund could lose money.

FIXED INCOME SECURITIES Each Fund may invest in fixed income securities. Risks of these securities are:

     - In general, bond prices rise when interest rates fall and fall when interest rates rise.

     - It is possible that some of the issuers will not make payments on debt securities held by a Fund, or there could be defaults on repurchase agreements held by a Fund. Or, an issuer may suffer adverse changes in financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond can affect the bond's liquidity and make it more difficult for the Fund to sell.

U.S. TOTAL MARKET FUND

The Fund may, but is not required to, invest in a limited amount of futures contracts or options on futures contracts, which are forms of derivatives, as a hedging strategy.

The Fund may invest up to 20% of its assets in short-term, high quality, highly-liquid, fixed-income obligations such as money market instruments and short-term repurchase agreements pending investment or for liquidity purposes.

U.S. HIGH BOOK TO MARKET FUND

The Fund invests primarily in common stocks that it believes are value stocks. The Fund considers value stocks to be those of companies with high book values in relation to their market values. In measuring value, the sub-adviser also considers factors such as cash flow, economic conditions and developments in the issuer's industry.

The Fund will invest at least [80%] of its total assets in readily marketable common stocks of companies with high book to market ratios. The Fund considers that a company has a high book to market ratio if its ratio equals or exceeds the ratios of any of the 30% of companies with the highest positive book to market ratios whose shares are listed on the NYSE.

The Fund may, but is not required to, invest in a limited amount of futures contracts or options on futures contracts, which are forms of derivatives, as a hedging strategy.

The Fund may invest up to 20% of its total assets in short-term high quality, highly liquid fixed income securities such as money market instruments and short-term repurchase agreements pending investment or for liquidity purposes.

U.S. SMALL COMPANIES FUND

The Fund will invest at least 80% of its total assets in equity securities of small U.S. companies.

The Fund may invest up to 20% of its total assets in high quality, highly liquid fixed-income securities such as money market instruments or short-term repurchase agreements pending investment or for liquidity purposes.

The Fund may, but is not required to, invest in a limited amount of futures contracts or options on futures contracts, which are forms of derivatives, as a hedging strategy.

INTERNATIONAL HIGH BOOK TO MARKET FUND

The Fund invests primarily in common stocks that it believes are value stocks. The Fund considers value stocks to be those of companies with high book values in relation to their market values. In measuring value, the sub-adviser also considers factors such as cash flow, economic conditions and developments in the issuer's industry.

The Fund considers the shares of a company in any given country to have a high book to market ratio if the ratio equals or exceeds the ratios of any of the 30% of companies in that country with the highest positive book to market ratios whose shares are listed on a major exchange.

The Fund's investments will be denominated in foreign currencies. To hedge against changes in the relative values of foreign currencies and the U.S. dollar, the Fund may, but is not required to, purchase foreign currency futures and options contracts. The Fund may, but is not required to, invest in index futures contracts to commit funds awaiting investment or to maintain liquidity. Futures and options are forms of derivatives.

The Fund may invest up to 20% of its total assets in high quality, highly liquid fixed income securities such as money market instruments or short-term repurchase agreements pending investment or for liquidity purposes.

INTERNATIONAL SMALL COMPANY FUND

Under normal market conditions, the sub-adviser expects to allocate a portion of the Fund's assets to the Pacific Rim Series. The Fund does not currently intend to invest in the Pacific Rim Series, however, because of certain restrictions on the repatriation of Malaysian assets by foreign investors.

The Fund may invest up to 20% of its assets in short-term, high quality, highly liquid, fixed-income securities such as money market instruments or short-term repurchase agreements pending investment or for liquidity purposes.

Each Underlying Fund's investments will be denominated in foreign currencies.
To hedge against changes in the relative values of foreign currencies and the U.S. dollar, the Underlying Funds may, but are not required to, purchase foreign currency futures and options contracts, which are forms of derivatives.

FOR MORE INFORMATION






TO OBTAIN INFORMATION:


--------------------------------------------------------------------------------

BY TELEPHONE
Call 1-800-366-7266

BY MAIL  Write to:
RWB Funds
1190 Saratoga Avenue
Suite 200
San Jose, California 95129

[BY E-MAIL  Send your request to
[   ]]

ON THE INTERNET  Text-only
versions of fund documents can
be viewed online or downloaded
from:
     SEC
     http://www.sec.gov
     RWB FUNDS
     http://www.rwb.com

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 2054-6009.

--------------------------------------------------------------------------------





RWB FUND --INVESTMENT TRUST
-------------------------------------------
SEC FILE NUMBER: 811-














More information on these funds is available free upon request, including the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

                                    RWB FUNDS
                                 U.S. Bond Fund
                             U.S. Total Market Fund
                          U.S. High Book to Market Fund
                            U.S. Small Companies Fund
                     International High Book to Market Fund
                        International Small Company Fund


                        STATEMENT OF ADDITIONAL INFORMATION

                                  April [  ], 1999

     This Statement of Additional Information ("SAI") provides supplementary information pertaining to all shares representing interests in each of the no-load mutual funds listed above (the "Funds"). RWB Funds - Investment Trust ("RWB Funds") currently offers a selection of six Funds, each of which is described in this SAI. This SAI is not a prospectus, and should be read only in conjunction with the RWB Funds' Prospectus dated April [ ], 1999. A copy of the Prospectus may be obtained by calling (800) 366-7266.

                                 TABLE OF CONTENTS

                                                                                             PAGE
                                                                                             ----
1.  History and General Information. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
2.  Description of the Funds and Their Investments and Risks . . . . . . . . . . . . . . . . .  3
       Investments, Strategies and Risks . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
       Strategies of the U.S. Small Companies Fund and the Underlying Funds of
           the International Small Company Fund. . . . . . . . . . . . . . . . . . . . . . . . 20
       Strategies of the U.S. High Book to Market Fund and the International High Book
           to Market Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
       Tax Management Strategies of the U.S. High Book to Market Fund, U.S. Small Companies
        and the International High Book to Market Fund . . . . . . . . . . . . . . . . . . . . 23
       Fund Policies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
       Temporary Defensive Position. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
3.  Management of RWB Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
       Trustees and Officers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
       Compensation Table. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
4.  Control Persons and Principal Holders of Securities. . . . . . . . . . . . . . . . . . . . 27
5.  Investment Advisory and Other Services . . . . . . . . . . . . . . . . . . . . . . . . . . 27
       Investment Manager and Sub-Adviser. . . . . . . . . . . . . . . . . . . . . . . . . . . 27
       Distributor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
       Shareholder Servicing Arrangements. . . . . . . . . . . . . . . . . . . . . . . . . . . 28
       Administration. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
       Custodian . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
       Transfer Agent and Dividend Disbursing Agent. . . . . . . . . . . . . . . . . . . . . . 29
       Counsel . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
       Independent Auditors. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
6.  Brokerage Allocations and Other Practices. . . . . . . . . . . . . . . . . . . . . . . . . 29
7.  Information Concerning Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
8.  Purchase, Redemption and Pricing of Shares . . . . . . . . . . . . . . . . . . . . . . . . 31
       Purchase and Redemption Information . . . . . . . . . . . . . . . . . . . . . . . . . . 31
       Determination of Net Asset Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
9.  Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
       Tax Status of the Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
       Taxation of Fund Distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
       Disposition of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
       Information Relating to Foreign Investments . . . . . . . . . . . . . . . . . . . . . . 34
       Information Relating to Fund Investments. . . . . . . . . . . . . . . . . . . . . . . . 35
       Backup Withholding. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
       Other Taxation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
10.  Performance Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
11.  Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
Appendix A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .A-1


No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds. The Prospectus does not constitute an offering by the Funds in any jurisdiction in which such offering may not lawfully be made.

                          HISTORY AND GENERAL INFORMATION

     RWB Funds was organized as a Delaware business trust on June 16, 1998 under the name RWB Funds - Investment Trust.

     RWB Funds is an open-end, management investment company. The Declaration of Trust permits RWB Funds to offer separate portfolios ("Funds") of shares of beneficial interest and different classes of shares of each Fund. RWB Funds currently offers six Funds, each of which is a diversified mutual fund.

     The following Funds are described in this SAI:


U.S. Bond Fund
U.S. Total Market Fund
U.S. High Book to Market Fund
U.S. Small Companies Fund
International High Book to Market Fund
International Small Company Fund

     The investment manager of each Fund is RWB Advisory Services Inc. ("RWBAS" or the "Manager"). Dimensional Fund Advisors Inc. ("DFA") serves as sub-adviser for each of the Funds.

     RWB Securities, Inc. is the distributor of shares of the Funds.

              DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

INVESTMENTS, STRATEGIES AND RISKS

     The following supplements the information contained in the Prospectus concerning the investments and investment techniques of the Funds. Each Fund's investment objective is a non-fundamental policy and may be changed without the authorization of the holders of a majority of the Fund's outstanding shares. There can be no assurance that a Fund will achieve its objective. A description of applicable credit ratings is set forth in Appendix A to this SAI.

     BORROWING. The Funds are authorized to borrow money in amounts up to 5% of the value of their total assets at the time of such borrowings for temporary purposes, and are authorized to borrow money in excess of the 5% limit as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), [to meet redemption requests.] This borrowing may be unsecured. The 1940 Act requires the Funds to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Funds may be required to sell some of their portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. A Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Each Fund may, in connection with permissible borrowings, transfer as collateral securities owned by the Funds.

     CONVERTIBLE DEBENTURES. The International High Book to Market Fund and each Underlying Fund of the International Small Company Fund may invest up to 5% of their assets in convertible debentures issued by non-U.S. companies. Convertible debentures include corporate bonds and notes that may be converted into or exchanged for common stock. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible debenture to some extent varies inversely with interest rates. While providing a fixed income stream (generally higher in yield than the income derived from a common stock but lower than that afforded by a nonconvertible debenture), a convertible debenture also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible debentures tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible debenture tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, a Fund may be required to pay for a convertible debenture an amount in excess of the value of the underlying common stock. Common stock acquired by a Fund upon conversion of a convertible debenture will generally be held for so long as the Sub-Adviser anticipates such stock will provide the Fund with opportunities which are consistent with the Fund's investment objective and policies.

     FOREIGN CURRENCY TRANSACTIONS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     A Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign currency exposure of its portfolio. The Fund's use of such contracts would include, but not be limited to, the following: First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

     Second, when the Sub-Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, or it wishes to alter the Fund's exposure to the currencies of the countries in its investment universe, it may enter into a forward contract to sell or buy foreign currency in exchange for the U.S. dollar or another foreign currency. Alternatively, where appropriate, a Fund may manage all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Sub-Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

     Each Fund may enter into forward contacts for any other purpose consistent with the Fund's investment objective and program. However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund's holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

     At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     A Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, each Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency denominated securities and will not do so unless deemed appropriate by the Sub-Adviser. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

     Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     Federal tax treatment of forward foreign exchange contracts is discussed in the section entitled "Futures and Options on Futures -- Federal Tax Treatment of Futures Contracts, Options and Forward Foreign Exchange Contracts."

     FOREIGN FUTURES AND OPTIONS. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission's ("CFTC's") regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from a Fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the Fund's order is placed and the time it is liquidated, offset or exercised.

     FOREIGN SECURITIES. As stated in the Prospectus, certain Funds may invest in foreign securities. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

     There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less volume than U.S. markets and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. Such concerns are particularly heightened for emerging markets and Eastern European countries.

     Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interest; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

     Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into United States dollars, the conversion rates may be artificial to the actual market values and may be adverse to a Fund.

     The Sub-Adviser endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of Fund shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in foreign nations.

     Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

     A Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Changes in foreign currency exchange rates will influence values within a Fund from the perspective of U.S. investors, and may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The Sub-Adviser will attempt to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places a Fund's investments.

     The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS.

     TRANSACTIONS IN FUTURES. Stock index futures contracts may be used to provide a hedge for a portion of the Fund's portfolio, as a cash management tool, or as an efficient way for the Sub-Adviser to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. A Fund may purchase or sell futures contracts with respect to any stock index.

     Interest rate or currency futures contracts may be used to manage a Fund's exposure to changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

     A Fund will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

     REGULATORY LIMITATIONS. A Fund will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

     A Fund may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those portions would exceed 5% of the net asset value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options". This policy may be modified by the Board of Trustees without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.

     A Fund's use of futures contracts may result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or the writing of call or put options thereon by the Fund, an amount of cash, U.S. Government securities or other appropriate liquid securities, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Fund's custodian to cover (such as owning an offsetting position) the position, or alternative cover will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or identified accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, each Fund would comply with such new restrictions.

     TRADING IN FUTURES CONTRACTS. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

     Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

     If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

     These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." Each Fund expects to earn interest income on its margin deposits.

     Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

     For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

     SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS. Volatility and Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

     Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount of margin deposited to maintain the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract money market instruments or other liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

     Liquidity. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.

     Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although each Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. The reasons for the absence of a liquid secondary market on an exchange are substantially the same as those discussed under "Special Risks of Transactions in Options on Futures Contracts." In the event that a liquid market does not exist, it might not be possible to close out a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     Hedging Risk. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or market or interest rate trends. There are several risks in connection with the use by a Fund of futures contracts as a hedging device. One risk arises because of the possible imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Sub-Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

     Successful use of futures contracts by the Fund for hedging purposes is also subject to the Sub-Adviser's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures contract and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Sub-Adviser believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if a Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

     In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Sub-Adviser might not result in a successful hedging transaction over a very short time period.

     OPTIONS ON FUTURES CONTRACTS. A Fund may purchase and sell options on the same types of futures in which it may invest.

     Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     As an alternative to writing or purchasing call and put options on stock index futures, a Fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts.

     SPECIAL RISKS OF TRANSACTIONS IN OPTIONS ON FUTURES CONTRACTS. The risks described under "Special Risks of Transactions on Futures Contracts" are substantially the same as the risks of using options on futures. In addition, where a Fund seeks to close out an option position by writing or buying an offsetting option covering the same underlying instrument, index or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

     ADDITIONAL FUTURES AND OPTIONS CONTRACTS. Although the Funds have no current intention of engaging in futures or options transactions other than those described above, they reserve the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS, OPTIONS AND FORWARD FOREIGN EXCHANGE CONTRACTS. Certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which are Section 1256 contracts, may result in a Fund entering into straddles.

     Open Section 1256 contracts at fiscal year end will be considered to have been closed at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

     Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a security or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle may be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option will not include the period of time the option is outstanding.

     Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

     ILLIQUID SECURITIES. Each Fund may invest up to 15% of the value of its net assets (determined at time of acquisition) in securities that are illiquid. Illiquid securities would generally include securities for which there is a limited trading market, repurchase agreements and time deposits with notice/termination dates in excess of seven days, and certain securities that are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "Act"). If, after the time of acquisition, events cause this limit to be exceeded, the Fund will take steps to reduce the aggregate amount of illiquid securities as soon as reasonably practicable in accordance with the policies of the SEC.

     A Fund may invest in commercial obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Act ("Section 4(2) paper"). A Fund may also purchase securities that are not registered under the Act, but which can be sold to qualified institutional buyers in accordance with Rule 144A under the Act, ("Rule 144A securities").
Section 4(2) paper is restricted as to disposition under the Federal securities laws, and generally is sold to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers which make a market in the
Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold only to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the Fund's limitation on investment in illiquid securities. The Sub-Adviser will determine the liquidity of such investments pursuant to guidelines established by the Boards of Trustees. It is possible that unregistered securities purchased by the Fund in reliance upon Rule 144A could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

     INVESTMENT COMPANY SECURITIES. [Each Fund] may invest in securities issued by other investment companies. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses each Fund bears directly in connection with its own operations. Each Fund (other than the International Small Company Fund) currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.

     LENDING OF PORTFOLIO SECURITIES. To enhance the return on its portfolio, each of the Funds may lend securities in its portfolio (subject to a limit of 33 1/3% of the total assets) to securities firms and financial institutions, provided that each loan is secured continuously by collateral adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time, and the Funds will receive any interest or dividends paid on the loaned securities. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. The risk in lending portfolio securities, as with other extensions of credit, consists of possible delay in recovery of the securities or possible loss of rights in the collateral or loss on sale of the collateral should the borrower fail financially. In determining whether the Funds will lend securities, the Sub-Adviser will consider all relevant facts and circumstances. The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Sub-Adviser has determined are creditworthy under guidelines established by the Boards of Trustees.

     MONEY MARKET INSTRUMENTS. Each Fund may invest from time to time in "money market instruments," a term that includes, among other things, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of 397 days or less.

     Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Funds will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Sub-Adviser deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

     The Funds may also purchase variable amount master demand notes which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Funds invest in variable amount master notes only when the Sub-Adviser deems the investment to involve minimal credit risk.

     [MUNICIPAL OBLIGATIONS] Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular Federal income tax are rendered by bond counsel or counsel to the respective issuers at the time of issuance. Neither the RWB Funds nor the Sub-Adviser will review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

     An issuer's obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal obligations may be materially adversely affected by litigation or other conditions.

     From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal obligations. For example, under the Tax Reform Act of 1986 interest on certain private activity bonds must be included in an investor's Federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their Federal alternative minimum taxable income. The RWB Funds cannot predict what legislation, if any, may be proposed in Congress in the future as regards the Federal income tax status of interest on municipal obligations in general, or which proposals, if any, might be enacted.

     NON-DOMESTIC BANK OBLIGATIONS. Non-domestic bank obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs"), which are U.S. dollar denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

     OPTIONS. A Fund may write covered call options, buy put options, buy call options and write secured put options. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract.
A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     The writer of an option that wished to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." The cost of such a closing purchase plus transaction costs may be greater than the premium received upon the original option, in which event each Fund will have incurred a loss in the transaction. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Effecting a closing transaction in the case of a written call option will permit the Funds to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option, will permit the Funds to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

     A Fund may write options in connection with buy-and-write transactions; that is, the Funds may purchase a security and then write a call option against that security. The exercise price of the call the Funds determine to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the maximum gain to the relevant Fund will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

     In the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or liquid securities in such amount as are earmarked on the books of the Fund or the Fund's sub-custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian cash or liquid securities equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference in cash or liquid securities is earmarked on the books of the Fund or the Fund's custodian. Each of the Funds will limit its investment in uncovered call options purchased or written by the Fund to 33 1/3% of the Fund's total assets. Each of the Funds will write put options only if they are "secured" by cash or liquid securities earmarked on the books of the Fund or the Fund's custodian in an amount not less than the exercise price of the option at all times during the option period.

     The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the relevant Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

     A Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Funds may purchase call options to hedge against an increase in the price of securities that it anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

     When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

     There are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security (in the case of a covered call option) or liquidate the earmarked securities (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

     There is no assurance that a Fund will be able to close an unlisted option
position.   Furthermore,  unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

     In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     Currency transactions, including options on currencies and currency futures, are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as the incurring of transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

     The federal tax treatment of options is discussed in the section entitled "Futures and Options on Futures -- Federal Tax Treatment of Futures Contracts, Options and Forward Foreign Currency Exchange Contracts."

     OTHER. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Boards of Trustees or the Sub-Adviser, pursuant to guidelines established by the Board, will consider such an event in determining whether the Fund should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.

     Because the structure of the Equity Funds is based on the relative market capitalizations of eligible holdings, it is possible that the Funds might hold at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, RWB Funds and the issuer would be deemed "affiliated persons" under the Investment Company Act of 1940 (the "1940 Act") and certain requirements of the 1940 Act regulating dealings between affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Funds and the anticipated amount of a Fund's assets intended to be invested in such securities, management does not anticipate that a Fund will hold as much as 5% of the voting securities of any issuer.

     REPURCHASE AGREEMENTS. Each Fund may agree to purchase securities from financial institutions such as member banks of the Federal Reserve System, any foreign bank or any domestic or foreign broker/dealer that is recognized as a reporting government securities dealer, subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The Sub-Adviser will review and continuously monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain liquid assets segregated on the books of the Fund or the Fund's custodian in an amount that is greater than the repurchase price. Default by, or bankruptcy of, the seller would, however, expose a Fund to possible loss because of adverse market action or delays in connection with the disposition of underlying obligations except with respect to repurchase agreements secured by U.S. Government securities.

     The repurchase price under repurchase agreements generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

     Securities subject to repurchase agreements will be held, as applicable, by the Fund's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depositary. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

     REVERSE REPURCHASE AGREEMENTS. Each Fund may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will maintain cash, U.S. Government securities or other liquid high-grade securities earmarked on the books of the Fund or the Fund's sub-custodian in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

     STAND-BY COMMITMENTS. A Fund may enter into stand-by commitments with respect to municipal obligations held by it. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option a specified municipal obligation at its amortized cost value to the Fund plus accrued interest, if any. Stand-by commitments may be exercisable by a Fund at any time before the maturity of the underlying municipal obligations and may be sold, transferred or assigned only with the instruments involved.

     It is expected that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for municipal obligations which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Fund will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired.

     Stand-by commitments will be entered into only with dealers, banks and broker/dealers which, in the Sub-Adviser's opinion, present minimal credit risks. Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation of the underlying municipal obligation. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where a Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.

     [STRIPPED SECURITIES] A Fund may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax and securities purposes. The RWB Funds is not aware of any binding legislative, judicial or administrative authority on this issue.

     Only instruments which are stripped by the issuing agency will be considered U.S. Government obligations. Securities such as CATS and TIGRs which are stripped by their holder do not qualify as U.S. Government obligations.

     Within the past several years the Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund is able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

     In addition, a Fund may invest in stripped mortgage-backed securities ("SMBS"), which represent beneficial ownership interests in the principal distributions and/or the interest distributions on mortgage assets. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most common case, one class of SMBS will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). SMBS may be issued by FNMA or FHLMC.

     The original principal amount, if any, of each SMBS class represents the amount payable to the holder thereof over the life of such SMBS class from principal distributions of the underlying mortgage assets, which will be zero in the case of an IO class. Interest distributions allocable to a class of SMBS, if any, consist of interest at a specified rate on its principal amount, if any, or its notional principal amount in the case of an IO class. The notional principal amount is used solely for purposes of the determination of interest distributions and certain other rights of holders of such IO class and does not represent an interest in principal distributions of the mortgage assets.

     Yields on SMBS will be extremely sensitive to the prepayment experience on the underlying mortgage loans, and there are other associated risks. For IO classes of SMBS and SMBS that were purchased at prices exceeding their principal amounts there is a risk that a Fund may not fully recover its initial investment.

     The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid may be made under guidelines and standards established by the Boards of Trustees. Such securities may be deemed liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund's net asset value per share.

     [SUPRANATIONAL BANK OBLIGATIONS] The U.S. Bond Fund may invest in the obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., The World
Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance these commitments will be undertaken or met in the future.

     [SWAP AGREEMENTS] By entering into interest rate, index and currency exchange rate swap agreements a Fund attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund has invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or other liquid securities, to avoid leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Whether a Fund's use of swap agreements enhance the Fund's total return will depend on the Sub-Adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Sub-Adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person. or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

     U.S. GOVERNMENT OBLIGATIONS. Each Fund may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law. Examples of the types of U.S. Government obligations that may be acquired by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing

Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, FNMA, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, FHLMC, Federal Intermediate Credit Banks and Maritime Administration.

     VARIABLE AND FLOATING RATE INSTRUMENTS. The U.S. Bond Fund may invest in variable and floating rate instruments. Debt instruments also may be structured to have variable or floating interest rates. Variable and floating rate obligations purchased by a Fund may have stated maturities in excess of a Fund's maturity limitation if the Fund can demand payment of the principal of the instrument at least once during such period on not more than thirty days' notice (this demand feature is not required if the instrument is guaranteed by the U.S. Government or an agency thereof). These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Sub-Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

     In determining average weighted portfolio maturity of the Funds, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining until the next interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument. Variable rate U.S. Government obligations held by the Funds, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.

     The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaulted or during periods that a Fund is not entitled to exercise its demand rights.

     Variable and floating rate instruments held by a Fund will be subject to the Fund's limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days absent a reliable trading market.

     [WARRANTS] Warrants are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

     WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS (DELAYED-DELIVERY TRANSACTIONS). Each Fund may purchase securities on a when-issued or delayed delivery basis. When-issued purchases and forward commitments (delayed-delivery transactions) are commitments by a Fund to purchase or sell particular securities with payment and delivery to occur at a future date (perhaps one or two months later). These transactions permit the Fund to lock-in a price or yield on a security, regardless of future changes in interest rates.

     When a Fund agrees to purchase securities on a when-issued or forward commitment basis, the Fund will earmark cash or liquid portfolio securities equal to the amount of the commitment. Normally, the Fund will earmark portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to earmark additional assets in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of the Fund's net assets will fluctuate to a greater degree when it earmarks portfolio securities to cover such purchase commitments than when it earmarks cash.

     A Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

     When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

     YIELDS AND RATINGS. The yields on certain obligations, including the money market instruments in which the Funds may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of S&P, Moody's, Duff & Phelps Credit Rating Co., Thomson Bank Watch, Inc., and other nationally recognized statistical rating organizations ("NRSROs") represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

STRATEGIES OF THE U.S. SMALL COMPANIES FUND AND THE UNDERLYING FUNDS OF THE INTERNATIONAL SMALL COMPANY FUND

     PORTFOLIO STRUCTURE

     Each of the U.S. Small Companies Fund and the Underlying Funds (except the Emerging Markets Series) of the International Small Company Fund (the "Underlying Funds") is structured by generally basing the amount of each security purchased on the issuer's relative market capitalization with a view to creating in each Fund a reasonable reflection of the relative market capitalizations of its portfolio companies.

     The decision to include or exclude the shares of an issuer will be made on the basis of such issuer's relative market capitalization determined by reference to other companies located in the same country, except that with respect to Continental and Pacific Rim Series, such determination shall be made by reference to other companies located in all countries in which the Series invest. Company size is measure in terms of local currencies in order to eliminate the effect of variations in currency exchange rates, except that Continental and Pacific Rim Series each will measure company size in terms of a common currency. Even though a company's stock may meet the applicable market capitalization criterion, it may not be purchased if (i) in the Sub-Adviser's judgment, the issuer is in extreme financial difficulty, (ii) the issuer is involved in a merger or consolidation or is the subject of an acquisition or
(iii) a significant portion of the issuer's securities are closely held. Further, securities of real estate investment trusts will not be acquired (except as a part of a merger, consolidation or acquisition of assets). In addition, the Sub-Adviser may exclude the stock of a company that otherwise meets applicable market capitalization criterion if the Sub-Adviser determines in its best judgment that other conditions exist that make the purchase of such stock inappropriate.

     Deviation from strict market capitalization weighting will also occur because the Sub-Adviser intends to purchase round lots only. Furthermore, in order to retain sufficient liquidity, the relative amount of any security held may be reduced from time to time from the level which strict adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of assets may be invested in interest-bearing obligations, such as money-market instruments, for this purpose, thereby causing further deviation from strict market capitalization weighting.

     Block purchases of eligible securities may be made at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, strict adherence to the policy of market capitalization weighting would otherwise require. In addition, each of the U.S. Small Companies Fund and the Underlying Funds may, in exchange for the issuance of shares, acquire securities eligible for purchase or otherwise represented in their portfolios at the time of the exchange. While such purchases and acquisitions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of assets.

     If securities must be sold in order to obtain funds to make redemption payments, they may be repurchased as additional cash becomes available. In most instances, however, management would anticipate selling securities which had appreciated sufficiently to be eligible for sale and, therefore, would not need to repurchase such securities.

     Changes in the composition and relative ranking (in terms of market capitalization) of the stocks which are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On a not less than semi-annual basis, the Sub-Adviser will determine the market capitalization of the largest small company eligible for investment. Common stocks whose market capitalizations are not greater than such company will be purchased. Additional investments generally will not be made in securities which have appreciated in value sufficiently to be excluded from the Sub-Adviser's then current market capitalization limit for eligible portfolio securities. This may result in further deviation from strict market capitalization weighting and such deviation could be substantial if a significant amount of holdings increase in value sufficiently to be excluded from the limit for eligible securities, but not by a sufficient amount to warrant their sale. A further deviation from market capitalization weighting may occur if a Fund or Underlying Fund invests a portion of its assets in privately placed convertible debentures.

     It is the Sub-Adviser's belief that the stocks of small companies offer, over a long term, a prudent opportunity for capital appreciation, but, at the same time, selecting a limited number of such issues for investment involves greater risk than investing in a large number of them.

     Generally, current income is not sought as an investment objective and investment will not be based upon an issuer's dividend payment policy or record. However, many of the companies whose securities will be selected for investment do pay dividends. It is anticipated, therefore, that dividend income will be received.

     PORTFOLIO TRANSACTIONS

     On a periodic basis, the Sub-Adviser will review the holdings of each Fund and Underlying Fund and determine which, at the time of such review, are no longer considered small U.S., Japanese, United Kingdom, European or Pacific Rim companies. The present policy of the Sub-Adviser (except with respect to the U.S. Small Companies Fund) is to consider portfolio securities for sale when they have appreciated sufficiently to rank, on a market capitalization basis, more than one full decile higher than the company with the largest market capitalization that is eligible for purchase by the particular Fund or Underlying Fund as determined periodically by the Sub-Adviser. The Sub-Adviser may, from time to time, revise that policy if, in the opinion of the Sub-Adviser, such revision is necessary to maintain appropriate market capitalization weighting.

     Securities which have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities' prices in general. Securities may be disposed of, however, at any time when, in the Sub-Adviser's judgment, circumstances, such as (but not limited to) tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices warrant their sale. Generally, securities will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the policy of maintaining portfolios of companies with small market capitalizations.

     In the case of the U.S. Small Companies Fund, management strategies used by the Sub-Adviser to defer the realization of net capital gains and to minimize dividend income may, from time to time, cause deviation from market capitalization weighting. The U.S. Small Companies Fund should not be expected to adhere to its market capitalization weighting with the same precision as the other Funds.

STRATEGIES OF THE U.S. HIGH BOOK TO MARKET FUND AND INTERNATIONAL HIGH BOOK TO MARKET FUND

     Each of the U.S. High Book to Market Fund and International High Book to Market Fund will be structured on a market capitalization basis, by generally basing the amount of each security purchased on the issuer's relative market capitalization, with a view to creating a reasonable reflection of the relative market capitalizations of its portfolio companies. However, the Sub-Adviser may exclude the securities of a company that otherwise meets the applicable criteria if the Sub-Adviser determines in its best judgment that other conditions exist that make the inclusion of such security inappropriate.

     The International High Book to Market Fund intends to invest in companies having at least $800 million of market capitalization, and the Fund will be approximately market capitalization weighted. The Sub-Adviser may reset such floor from time to time to reflect changing market conditions. In determining market capitalization weights, the Sub-Adviser, using its best judgment, will seek to eliminate the effect of cross holdings on the individual country weights. As a result, the weighting of certain countries in the International High Book to Market Fund may vary from their weighting in international indices such as those published by The Financial Times, Morgan Stanley Capital International or Salomon/Russell. The Sub-Adviser, however, will not attempt to account for cross holding within the same country.

     Deviation from strict market capitalization weighting will also occur because the Funds intend to purchase round lots only. In order to retain sufficient liquidity, the relative amount of any security held by a Fund may be reduced, from time to time, from the level which strict adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of a Fund's assets may be invested in interest-bearing obligations, such as money market instruments and short-term repurchase agreements, thereby causing further deviation from strict market capitalization weighting. Such investments would be made on a temporary basis pending investment in equity securities pursuant to the Fund's investment objective. A further deviation from market capitalization weighting may occur if the International High Book to Market Fund invests a portion of its assets in privately placed convertible debentures.

     The Funds may make block purchases of eligible securities at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, strict adherence to the policy of market capitalization weighting would otherwise require. In addition, the Funds may acquire securities eligible for purchase at the time of the exchange or otherwise represented in their portfolios in exchange for the issuance of their shares.
 While such purchases and acquisitions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of the assets of a Fund.

     Changes in the composition and relative ranking (in terms of market capitalization and book to market ratio) of the stocks which are eligible for purchase by the Fund take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On a periodic basis, the Sub-Adviser will prepare lists of eligible large companies with high book to market ratios whose stock are eligible for investment; such list will be revised not less than semi-annually. Only common stocks whose market capitalizations are not less than the minimum on such list will be purchased by the Fund. Additional investments will not be made in securities which have depreciated in value to such extent that they are not then considered by the Sub-Adviser to be large companies. This may result in further deviation from market capitalization weighting, and such deviation could be substantial if a significant amount of the Fund's holdings decrease in value sufficiently to be excluded from the then current market capitalization requirement for eligible securities, but not by a sufficient amount to warrant their sale.

     It is the Sub-Adviser's belief that the stocks of large companies with high book to market ratios offer, over a long term, a prudent opportunity for capital appreciation, but, at the same time, selecting a limited number of such issues for inclusion in the Fund involves greater risk than including a large number of them. The Sub-Adviser does not anticipate that a significant number of securities which meet the market capitalization criteria will be selectively excluded from the Fund.

     The Funds do not seek current income as investment objectives and investments will not be based upon an issuer's dividend payment policy or record. However, many of the companies whose securities will be included in a Fund do pay dividends. It is anticipated, therefore, that the Funds will receive dividend income.

     Securities which have depreciated in value since their acquisition will not be sold by the Fund solely because prospects for the issuer are not considered attractive, or due to an expected or realized decline in securities prices in general. Securities may be disposed of, however, at any time when, in the Sub-Adviser's judgment, circumstances warrant their sale, such as tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Generally, securities will be purchased with the expectation that they will be held for longer than one year, and will be held until such time as they are no longer considered an appropriate holding in light of the policy of maintaining a portfolio of companies with large market capitalizations and high book to market ratios.

TAX MANAGEMENT STRATEGIES OF THE U.S. HIGH BOOK TO MARKET FUND, U.S. SMALL COMPANIES FUND AND THE INTERNATIONAL HIGH BOOK TO MARKET FUND

     These Funds may try to minimize the impact of federal taxes on returns by managing their portfolios in a manner that will defer the realization of net capital gains where possible and may minimize ordinary income.

     When selling securities, each Fund typically will select the highest cost shares of the specific security in order to minimize the realization of capital gains. In certain cases, the highest cost shares may produce a short-term capital gain. Since short-term capital gains are taxed at higher tax rates than long-term capital gains, the highest cost shares with a long-term holding period may be disposed of instead. Each Fund also will seek, when possible, not to dispose of a security until the long-term holding period for capital gains for tax purposes has been satisfied. Additionally, each Fund may, when consistent with all other tax management policies, sell securities in order to realize capital losses. Realized capital losses can be used to offset realized capital gains, thus reducing capital gains distributions. However, realization of capital gains is not entirely within the Sub-Adviser's control. Capital gains distributions may vary considerably from year to year; there will be no capital gains distributions in years when a Fund realizes net capital losses.

     The timing of purchases and sales of securities may be managed to minimize dividends to the extent possible. With respect to dividends that are received, the Funds may not be eligible to flow through the dividends received deduction to corporate shareholders, if because of timing activities, the requisite holding period is not met. Except for the U.S. High Book to Market Fund, portfolio holdings may be managed to minimize high dividend-yielding securities and to emphasize low dividend-yielding securities.

     The Funds are expected to deviate from their market capitalization weightings to a greater extent than the other Funds. For example, the Sub-Adviser may exclude the stock a company that meets applicable market capitalization criterion in order to avoid dividend income, and the Sub-Adviser may sell the stock of a company that meets applicable market capitalization criterion in order to realize a capital loss. Additionally, while the Funds are managed so that securities will generally be held for longer than one year, the Funds may dispose of any securities whenever the Sub-Adviser determines that such disposition would be consistent with the tax management strategies of the Funds.

     Although the Sub-Adviser may manage each Fund to minimize the realization of capital gains and taxable dividend distributions during a particular year, the Funds may nonetheless distribute taxable gains and taxable income to shareholders from time to time. Furthermore, shareholders may be required to pay taxes on capital gains realized, if any, upon redemption of shares of a Fund, if the amount realized on redemption is greater than the amount the shareholder paid for the shares.

FUND POLICIES

     FUNDAMENTAL POLICIES. Each Fund is subject to the investment limitations enumerated in this section which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares. As used in this SAI and in the Prospectus, a "majority of the outstanding shares" of a Fund means the lesser of (a) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund.

     1. No Fund may invest more than 25% of its total assets in any one industry (securities issued or guaranteed by the United States Government, its agencies or instrumentalities are not considered to represent industries). [This limitation does not apply to the U.S. Bond Fund. The U.S. Bond Fund shall invest more than 25% of its total assets in obligations of banks and bank holding companies in the circumstances described in the Prospectus.] For purposes of this limitation, (i) utility companies will be divided according to their services; for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services; for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered a separate industry; and
          (iv) loan participations are considered to be issued by both the issuing bank and the underlying corporate borrower.

     2. No Fund may with respect to 75% of the Fund's assets, invest more than 5% of the Fund's assets (taken at a market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

     3. No Fund may borrow money or issue senior securities (as defined in the 1940 Act) except that the Funds may borrow amounts not exceeding
          33 1/3% of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made and additionally for temporary or emergency purposes in amounts not exceeding 5% of its total assets.

     4. No Fund may pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by investment limitation 3 above (collateral arrangements with respect to margin requirements for options and futures transactions are not deemed to be pledges or hypothecations for this purpose).

     5. No Fund may make loans of securities to other persons in excess of 33 1/3% of a Fund's total assets; provided the Funds may invest without limitation in short-term debt obligations (including repurchase agreements) and publicly distributed debt obligations.

     6. No Fund may underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

     7. No Fund may purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein.

     8. No Fund may purchase securities on margin, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Funds may make margin deposits in connection with transactions in options, futures and options on futures.

     9. No Fund may invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale by the Fund of forward foreign currency exchange contracts, financial futures contracts and options on financial futures contracts, foreign currency futures contracts, and options on securities, foreign currencies and securities indices, as permitted by the Fund's prospectus.

     NON-FUNDAMENTAL POLICIES. Additional investment restrictions adopted by each Fund, which may be changed by the Board of Trustees, provide that a Fund may not:

     1. Invest more than 15% of its net assets (taken at market value at the time of purchase) in securities which cannot be readily sold or disposed of within the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment;

     2. Purchase or sell interests in oil, gas or other mineral exploration or development plans or leases;

     3.   Make investments for the purpose of exercising control or management;
          or

     4. Invest in other investment companies except as permitted under the 1940 Act.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.


TEMPORARY DEFENSIVE POSITION

     During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, each Fund may invest without limit in cash and in U.S. dollar-denominated high quality money market and other short-term instruments. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

                              MANAGEMENT OF RWB FUNDS

     The management of RWB Funds is supervised by the Board of Trustees under the laws of the State of Delaware. Subject to the provisions of the Declaration of Trust, the business of RWB Funds shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility.

TRUSTEES AND OFFICERS

     The Trustees and executive officers of RWB Funds and their principal occupations during the past five years are as set forth below. An asterisk indicates a Trustee who may be deemed to be an "interested person" (as defined by the 1940 Act) of RWB Funds.

                                                                                             PRINCIPAL OCCUPATION(s) DURING
       NAME, ADDRESS AND AGE                POSITION(s) HELD WITH FUND                                PAST 5 YEARS
       ---------------------                --------------------------                                ------------
John J. Bowen, Jr.*                  Trustee, President and Chief Executive Officer    CEO and President, Assante Financial Group
1190 Saratoga Avenue, Suite 200                                                        Inc. (since July 1998); CEO, Registered
San Jose, CA 95120                                                                     Principal and President, RWB Securities
Age:  48                                                                               Inc. (since July 1998); CEO and President,
                                                                                       RWB Advisory Services Inc. (since July
                                                                                       1998); CEO, Registered Principal and
                                                                                       President, Reinhardt Werba Bowen
                                                                                       Securities, Inc. (December 1980 to October
                                                                                       1998); CEO, Director and President,
                                                                                       Reinhardt, Werba, Bowen, Inc. (July 1993
                                                                                       to October 1998).

Alexander B. Potts                   Vice President and Secretary                      Vice President of Advisor Services and
1190 Saratoga Avenue, Suite 200                                                        Investment Operations, RWB Advisory
San Jose, CA 95120                                                                     Services Inc. (since April 1990).
Age:  31

Michael Clinton                      Treasurer and Chief Financial and Accounting
1190 Saratoga Avenue, Suite 200      Officer
San Jose, CA 95120
Age:


                                  COMPENSATION TABLE

     The following table summarizes the estimated compensation to be paid by RWB Funds to its Trustees during the current fiscal year.

AGGREGATE COMPENSATION
FROM A FUND                                 TRUSTEE               TRUSTEE              TRUSTEE
   U.S. Bond Fund
   U.S. Total Market Fund
   U.S. High Book to Market Fund
   U.S. Small Companies Fund
   International High Book to
   Market Fund
   International Small
   Company Fund

TOTAL COMPENSATION FROM THE FUND
COMPLEX

                 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
                                   [To be provided]

                       INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGER AND SUB-ADVISER

     RWB Funds, on behalf of each Fund, has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Manager, an indirect, wholly-owned subsidiary of Assante Capital Management, Inc., which is a privately held financial services company located in Winnipeg, Canada.

     The Advisory Agreement will continue in effect for a period of two years from its effective date. If not sooner terminated, the Advisory Agreement will continue in effect for successive one year periods thereafter, provided that its continuance is specifically approved annually by (a) the vote of a majority of the Board of Trustees who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the affected Fund, or (ii) the vote of a majority of the Board of Trustees. The Advisory Agreement is terminable with respect to a Fund by vote of the Board of Trustees, or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to the Manager. The Manager may also terminate its advisory relationship with respect to a Fund without penalty on 90 days' written notice to the Trust, as applicable. The Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

     Dimensional Fund Advisors Inc. ("DFA") is the Sub-Adviser to each Fund.
DFA is a [               ] corporation.

     The Manager has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with DFA. Under the terms of the Sub-Advisory Agreement, DFA provides sub-advisory services to the Funds. Subject to supervision of the Manager, DFA is responsible for the management of each Fund's portfolio, including decisions regarding purchases and sales of portfolio securities by the Funds. DFA is also responsible for arranging the execution of portfolio management decisions, including the selection of brokers to execute trades and the negotiation of brokerage commissions in connection therewith.

     The Sub-Advisory Agreement will continue in effect with respect to a Fund for a period of two years from its effective date. If not sooner terminated, the Sub-Advisory Agreement will continue in effect for successive one year periods thereafter, provided that each continuance is specifically approved annually by (a) the vote of a majority of the Board of Trustees who are not parties to the Sub-Advisory Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on approval, and (b) either (i) with respect to a Fund, the vote of a majority of the outstanding voting securities of that Fund, or (ii) the vote of a majority of the Board of Trustees. The Sub-Advisory Agreement is terminable by vote of the Board of Trustees, or, with respect to a Fund, by the holders of a majority of the outstanding voting securities of that Fund, at any time without penalty, on 60 days' written notice to DFA, or by the Manager on 90 days' written notice to DFA. DFA-may also terminate its sub-advisory relationship with a Fund without penalty on 90 days' written notice to the Manager. The Sub-Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

     For the advisory services provided and expenses assumed by it, the Manager is entitled to a fee from each Fund computed daily and payable monthly at the
rate of [  ]% of the average daily net assets of the U.S. Bond Fund and [   ]%
of the average daily net assets of each of the other Funds.

     For the sub-advisory services provided, DFA is entitled to a fee [from each Fund] computed daily and payable monthly at the rate of [ ]% of each Fund's average daily net assets.

DISTRIBUTOR

     [RWB Securities, Inc. (the "Distributor") and RWB Funds have entered into a distribution agreement, under which the Distributor, as agent, sells shares of each Fund on a continuous basis. The Distributor's principal offices are located at ______. The Distributor is an indirect, wholly-owned subsidiary of Assante Capital Management, Inc. and an affiliate of RWBAS. The Distributor receives no compensation for distribution of the Funds shares.]

SHAREHOLDER SERVICING ARRANGEMENTS

     Under a Shareholder Servicing Agreement with RWB Funds, the Manager performs various services for the Funds, including establishing a toll-free telephone number for shareholders of each Fund to use to obtain up-to-date account information; providing to shareholders quarterly and other reports with respect to the performance of each Fund; and providing shareholders with such information regarding the operations and affairs of each Fund, and their investment in its shares, as the shareholders or the Board of Trustees may reasonably request. The Manager is paid an annual service fee at the rate of up to [0.25%] of the value of average daily net assets of the Class S shares, and an annual service fee at the rate of up to [0.05%] of the value of average daily net assets of the Class I shares of each Fund.

ADMINISTRATION

     The Manager and RWB Funds have entered into a Administration Agreement pursuant to which the Manager has agreed to maintain office facilities for the RWB Funds, oversee the computation of each Fund's net asset value, net income and realized capital gains, if any; furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies; and prepare various materials required by the SEC. The Manager receives a fee for these services, which is
calculated daily and paid [   ] at an annual rate based on the average daily net
assets of each Fund as follows:

FUND                                               CLASS S               CLASS I
----                                               -------               -------
U.S. Bond Fund                                       .19%                  .07%
U.S. Total Market Fund                               .25%                  .10%
U.S. High Book to Market Fund                        .45%                  .24%
U.S. Small Companies Fund                            .60%                  .39%
International High Book to Market Fund               .80%                  .56%
International Small Company Fund                     .90%                  .73%

     Under the Administration Agreement the Manager is obligated to pay the ordinary operating expenses of each Fund in excess of the administration fee.

     The Sub-Administration Agreement provides that the Manager performing services thereunder shall not be liable under the Agreement except for its bad faith, gross negligence or willful misconduct in the performance of its duties and obligations thereunder.

     State Street Bank and Trust Company ("State Street"), whose principal business address is 225 Franklin Street, Boston, Massachusetts, 02110, serves as sub-administrator for the RWB Funds, pursuant to a sub-administration agreement (the "Sub-Administration Agreement") with the Manager and RWB Funds.

CUSTODIAN

     State Street is the custodian of each Fund's assets pursuant to a custodian agreement (the "Custody Contract") with the RWB Funds. State Street is also the custodian with respect to the custody of foreign securities held by the Funds. State Street has in turn entered into additional agreements with financial institutions and depositaries located in foreign countries with respect to the custody of such securities. Under the Custody Contract, the Custodian (i) maintains a separate account in the name of each Fund, (ii) holds and transfers portfolio securities on account of each Fund, (iii) accepts receipts and makes disbursements of money on behalf of each Fund, (iv) collects and receives all income and other payments and distributions on account of each Fund's securities and (v) makes periodic reports to the Board of Trustees concerning the Funds' operations.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

     State Street serves as the transfer agent and dividend disbursing agent for the Funds

COUNSEL

     The law firm of Paul, Hastings, Janofsky & Walker LLP, 345 California Street, San Francisco, California 94104, has passed upon certain legal matters in connection with the shares offered by the Funds and serves as counsel to the RWB Funds.

INDEPENDENT AUDITORS

     PricewaterhouseCoopers LLC, 555 California Street, San Francisco, California 94101, serves as the independent auditors for the RWB Funds, providing audit and accounting services including: examination of the Funds' annual financial statements, assistance and consultation with respect to the preparation of filings with the SEC; and preparation of income tax returns.

                     BROKERAGE ALLOCATIONS AND OTHER PRACTICES

     Subject to the general supervision of the Trustees, the Sub-Adviser makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Funds.

     Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions which are generally fixed.

     Over-the-counter issues, including corporate debt and government securities, are normally traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Sub-Adviser will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

     The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Sub-Adviser believes such practice to be in the Funds' interests.

     The Sub-Adviser selects broker-dealers in accordance with guidelines established by the Board of Trustees from time to time and in accordance with applicable law. In assessing the terms available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Sub-Advisory Agreement authorizes the Sub-Adviser, subject to the prior approval of the Board of Trustees, to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Sub-Adviser to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Sub-Adviser and does not reduce the advisory fees payable to the Sub-Adviser. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

     Investment decisions for each Fund and for other investment accounts managed by the Sub-Adviser are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund. To the extent permitted by law, the Sub-Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

     Subject to seeking best price and execution, the Sub-Adviser may place orders for a Fund with broker-dealers who have agreed to defray certain Fund expenses such as custodian fees, and may give consideration to sales of shares of the Funds as a factor in the selection of brokers and dealers to execute Fund transactions.

     Portfolio securities will not be purchased from or sold to the Manager, Sub-Adviser, Distributor or any affiliated person (as defined in the 1940 Act) of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law. A Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which the Manager, Sub-Adviser or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Trust's Board of Trustees in accordance with Rule 10f-3 under the 1940 Act.

                           INFORMATION CONCERNING SHARES

     RWB Funds is a Delaware business trust. Under the Declaration of Trust, the beneficial interest in the RWB Funds may be divided into an unlimited number of full and fractional transferable shares. The Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares of the RWB Funds into one or more classes by setting or changing, in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption. Currently, the RWB Funds' Board of Trustees has authorized the issuance of an unlimited number of shares of beneficial interest in the RWB Funds, representing interests in eleven separate series, each of which is a Fund. Each Fund currently offers two classes of shares.

     In the event of a liquidation or dissolution of RWB Funds, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the Funds, of any general assets not belonging to any particular Fund which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

     Shares of the RWB Funds have noncumulative voting rights and, accordingly, the holders of more than 50% of RWB Fund's outstanding shares (irrespective of class) may elect all of the trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the applicable Prospectus, shares will be fully paid and non-assessable by RWB Funds.

     Shareholder meetings to elect trustees will not be held unless and until such time as required by law. At that time, the trustees then in office will call a shareholders' meeting to elect trustees. Except as set forth above, the trustees will continue to hold office and may appoint successor trustees. Meetings of the shareholders of the RWB Funds, shall be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

     The Declaration of Trust, authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act. The Board of Trustees may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.

                     PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE AND REDEMPTION INFORMATION

     Purchases and redemptions are discussed in the Funds' Prospectus and such information is incorporated herein by reference.

     [RETIREMENT PLANS. Shares of any of the Funds may be purchased in connection with various types of tax deferred retirement plans, including individual retirement accounts ("IRAs"), qualified plans, deferred compensation for public schools and charitable organizations (403(b) plans) and simplified employee pension IRAs. An individual or organization considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan. A $10.00 annual custodial fee is also charged on IRAs. This custodial fee is due by December 15 of each year and may be paid by check or shares liquidated from a shareholder's account.]

     IN-KIND PURCHASES. Payment for shares may, in the discretion of the Manager, be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses. For further information about this form of payment please contact the Manager. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities
(a) meet the investment objectives and policies of the Funds; (b) are acquired for investment and not for resale; (c) are liquid securities that are not restricted as to transfer either by law or liquidity of markets; (d) have a value that is readily ascertainable by a listing on a nationally recognized securities exchange; and (e) are valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other tax matters relating to the securities.

     REDEMPTION IN-KIND. Redemption proceeds are normally paid in cash; however, each Fund may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the particular Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash.

     OTHER REDEMPTION INFORMATION. The Funds reserve the right to suspend or postpone redemptions during any period when: (i) trading on the New York Stock Exchange (the "NYSE") is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension or postponement for the protection of the shareholders; or (iv) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

     The Funds may involuntarily redeem an investor's shares if the net asset
value of such shares is less than [$    ]; provided that involuntary redemptions
will not result from fluctuations in the value of an investor's shares. A notice of redemption, sent by first-class mail to the investor's address of record, will fix a date not less than 60 days after the mailing date, and shares will be redeemed at the net asset value at the close of business on that date unless sufficient additional shares are purchased to bring the aggregate account
value up to [$      ] or more.  A check for the redemption proceeds payable to the investor will be mailed to the investor at the address of record.

DETERMINATION OF NET ASSET VALUE

     In determining the approximate market value of portfolio investments, the RWB Funds may employ outside organizations, which may use matrix or formula methods that take into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula methods not been used. All cash, receivables and current payables are carried on the RWB Fund's, books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Trustees.

                                       TAXES

     The following summarizes certain additional federal and state income tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAX STATUS OF THE FUNDS

     Each Fund intends to elect and qualify to be taxed separately as a regulated investment company under the Code. As a regulated investment company, each Fund generally is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to the sum of (a) at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (b) at least 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

     In addition to satisfaction of the Distribution Requirement, each Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement"). Interest (including original issue discount and "accrued market discount") received by a Fund at maturity or on disposition of a security held for less than three months will not be treated (in contrast to other income which is attributable to realized market appreciation) as gross income from the sale or other disposition of securities held for less than three months for this purpose.

     In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Fund does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of each Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses.

     If for any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income and would be eligible for the dividends received deduction in the case of corporate shareholders to the extent of such Fund's current and accumulated earnings and profits.

     Although a Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

TAXATION OF FUND DISTRIBUTIONS

     Distributions of net investment income received by a Fund from investments in debt securities and any net realized short-term capital gains distributed by a Fund will be taxable to shareholders as ordinary income and will not be eligible for the dividends received deduction for corporations.

     Each Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, regardless of the length of time a shareholder has held his or her Fund shares and regardless of whether the distribution is paid in cash or reinvested in shares. The Funds expect that capital gain dividends will be taxable to shareholders as long-term gain. Capital gain dividends are not eligible for the dividends received deduction.

     In the case of corporate shareholders, distributions of a Fund for any taxable year generally qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" received by such Fund for the year and if certain holding period requirements are met. Generally, a dividend will be treated as a "qualifying dividend" if it has been received from a domestic corporation.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by a Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, a Fund intends to make its distributions in accordance with the calendar year distribution requirement.

     Shareholders will be advised annually as to the federal income tax consequences of distributions made by the Funds each year.

DISPOSITION OF SHARES

     Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term short-term, generally, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received or treated as having been received by the shareholder with respect to such shares and treated as long-term capital gains. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less.

INFORMATION RELATING TO FOREIGN INVESTMENTS

     Income received by a Fund from sources within foreign countries may be subject to withholding and other foreign taxes. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' shareholders. So long as a Fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of the value of the Fund's assets at the close of the taxable year consists of securities of foreign issuers, the Fund may elect, subject to limitation, to pass through its foreign tax credits to its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders would be entitled to credit their portions of this amount against their U.S. tax due, if any, or to deduct such portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations are imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

     Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to limitations, including the restriction that the credit may not exceed the shareholder's United States tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source income will be treated as foreign source income. The Fund's gains and losses from the sale of securities will generally be treated as derived from United States sources and certain foreign currency gains and losses likewise will be treated as derived from United States sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income", such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, only a portion of the foreign tax credit will be allowed to offset any alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the Fund.

     Certain Funds may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least on-half of its assets constitute investment-type assets, or 75% or more of its gross income investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. Each Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     The Funds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to market losses and any loss from an actual disposition of Fund shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

     Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

INFORMATION RELATING TO FUND INVESTMENTS

     TAXATION OF CERTAIN FINANCIAL INSTRUMENTS. Special rules govern the Federal income tax treatment of financial instruments that may be held by some of the Funds. These rules may have a particular impact on the amount of income or gain that the Funds must distribute to their respective shareholders to comply with the Distribution Requirement and on the income or gain qualifying under the Income Requirement.

     MARKET DISCOUNT. If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligations must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

     ORIGINAL ISSUE DISCOUNT. Certain debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

     Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

     HEDGING TRANSACTIONS. The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     Any regulated futures and foreign currency contracts and certain options (namely, nonequity options and dealer equity options) in which a Fund may invest may be "section 1256 contracts." Gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section, 1256 contracts held by a Fund at the end of each taxable year (and generally for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

     Generally, hedging transactions, if any, undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Funds are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds which is taxed as ordinary income when distributed to shareholders.

     The Funds may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

     The diversification requirements applicable to the Funds' assets may limit the extent to which the Funds will be able to engage in transactions in options, futures or forward contracts.

     CONSTRUCTIVE SALES. Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

     CURRENCY FLUCTUATIONS - "SECTION 988" GAINS OR LOSSES. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income and loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

BACKUP WITHHOLDING

     The RWB Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable distributions, including gross proceeds realized upon sale or other dispositions paid to any shareholder (i) who has provided an incorrect tax identification number or no number at all,
(ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify that he is not subject to backup withholding or that he is an "exempt recipient."

OTHER TAXATION

     The foregoing discussion relates only to U.S. federal income tax law and certain state taxes as applicable to U.S. persons (i.e., U.S. citizens and residents and domestic corporations, partnerships, trusts and estates). Distributions by the Funds, and dispositions of Fund shares also may be subject to other state and local taxes, and their treatment under state and local income tax laws may differ from the U.S. federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of U.S. federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund, including the likelihood that distributions to them would be subject to withholding of U.S. federal income tax at a rate of 30% (or at a lower rate under a tax treaty). Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                              PERFORMANCE INFORMATION

     The 30-day (or one month) standard yield described in the Prospectus is calculated for each Fund in accordance with the method prescribed by the SEC for mutual funds:
                                                 6
                            YIELD = 2 [( a-b + 1)  - 1]
                                        ----
                                         cd

Where:
     a =  dividends and interest earned by a Fund during the period;
     b = expenses accrued for the period (net of reimbursements and waivers); c = average daily number of shares outstanding during the period entitled to receive dividends;
     d =  maximum offering price per share on the last day of the period.

     For the purpose of determining interest earned on debt obligations purchased by a Fund at a discount or premium (variable "a" in the formula), each Fund computes the yield to maturity of such instrument based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). Such yield is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. It is assumed in the above calculation that each month contains 30 days. The maturity of a debt obligation with a call provision is deemed to be the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. For the purpose of computing yield on equity securities held by a Fund, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security for each day that the security is held by the Fund.

     Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

     With respect to mortgage or other receivables-backed debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

     Each Fund that advertises its "average annual total return" computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                             n
                                    P (1 + T)  = ERV

Where:
     T = average annual total return

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof)

     P = hypothetical initial payment of $1,000

     n = period covered by the computation, expressed in years.

     Each Fund that advertises its "aggregate total return" computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                     (ERV) - 1
                                    ----
                     Aggregate Total Return = P

     The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges at the end of the measuring period.


     The performance of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses.

     From time to time, in advertisements or in reports to shareholders, a Fund's yields or total returns may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices.

                                FINANCIAL STATEMENTS

     The Financial Statements for the RWB Funds at          , 1999 including the
notes thereto and the report of PricewaterhouseCoopers LLP thereon are contained in the SAI on the following pages.

                                     APPENDIX A

                               - RATED INVESTMENTS -
CORPORATE BONDS

     Excerpts from MOODY'S INVESTORS SERVICES, INC. ("MOODY'S") description of its bond ratings:

     "Aaa":
          Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa":
          Bonds that are rated "Aa" are judged to be of high-quality by all standards. Together with the "Aaa" group they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

     "A":
          Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa":
          Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appears adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba":
          Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B":
          Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa":
        Bonds that are rated "Caa" are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

     Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

     Excerpts from STANDARD & POOR'S CORPORATION ("S&P") description of its bond ratings:

     "AAA":
          Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     "AA":
          Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from "AAA" issues by a small degree.

     "A":
          Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     "BBB":
          Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     "BB", "B" AND "CCC":
          Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. "BB" represents a lower degree of speculation than "B" and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     To provide more detailed indications of credit quality, the "AA" or "A" ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

COMMERCIAL PAPER

     The rating "PRIME-1" is the highest commercial paper rating assigned by MOODY'S. These issues (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issues rated "PRIME-2" (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of "Prime-1" rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debt having original maturities of no more than 365 days. Commercial paper rated "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted "A-1+." Commercial paper rated "A-2" by S&P indicates that capacity for timely payment is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

                                     APPENDIX A

                               - RATED INVESTMENTS -

COMMERCIAL PAPER

     MOODY'S: The rating "PRIME-1" is the highest commercial paper rating category assigned by Moody's. These issues (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

     S&P: Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated in the "A-1" category by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted "A-1+".

                              PART C: OTHER INFORMATION


ITEM 23.  EXHIBITS

     (a)       Declaration of Trust
     (b)       By-laws
     (c)       Not Applicable
     (d) (i)   Investment Advisory Agreement with RWB Advisory Services Inc. *
         (ii)  Investment Sub-Advisory Agreement with Dimensional Fund Advisors,
               Inc. *
     (e)       Distribution Agreement with RWB Securities Inc. *
     (f)       Not Applicable
     (g)       Custodian Agreement *
     (h) (i)   Administration Agreement *
         (ii)  Sub-Administration Agreement with State Street Bank and Trust
               Company *
         (iii) Transfer Agency and Service Agreement *
         (iv)  Shareholder Servicing Agreement *
     (i)       Opinion and Consent of Paul, Hastings, Janovsky & Walker LLP *
     (j) (i)   Consent of PricewaterhouseCoopers, LLP *
         (ii)  Opinion of PricewaterhouseCoopers, LLP *
     (k)       Not Applicable
     (l)       Initial Capital Agreement *
     (m)       Not Applicable
     (n)       Not Applicable
     (o)       Multi-Class Plan *
     (p)       Not Applicable
     -----------------------

*    To be filed by amendment


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

Not applicable.


ITEM 25.  INDEMNIFICATION

     Indemnification of Registrant's principal underwriter against certain losses is provided for in the Distribution Agreement incorporated herein by reference to Exhibit [e] hereto.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Investment Adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and the Trust out of its assets shall indemnify and hold harmless each and every Trustee from and against any and all claims, demands and expenses (including reasonable attorneys' fees) whatsoever arising out of or related to each Trustee's performance of his or her duties as a Trustee of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Every note, bond, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

RWB Advisory Services Inc. performs investment advisory services for Registrant and institutional and individual investors.

Dimensional Fund Advisors Inc. performs investment advisory services for Registrant and other investment companies and institutional and individual investors.

See the information concerning RWB Advisory Services Inc. and Dimensional Fund Advisors Inc. set forth in Parts A and B of this Registration Statement.

RWB Advisory Services Inc. and Dimensional Fund Advisors Inc. are both investment advisers registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 26 of directors, officers or partners of RWB Advisory Services Inc. and Dimensional Fund Advisors Inc., together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such directors, officers or partners during the past two years, is incorporated herein by reference from Schedules B and D of Forms ADV filed by RWB Advisory Services Inc. and Dimensional Fund Advisors Inc. pursuant to the Advisers Act (SEC File Nos. 801-55934 and 801-16283).

ITEM 27.  PRINCIPAL UNDERWRITERS

     (a)  Not Applicable
     (b)

            (1)                       (2)                        (3)

     NAME AND PRINCIPAL      POSITIONS AND OFFICES      POSITIONS AND OFFICES
      BUSINESS ADDRESS          WITH UNDERWRITER              WITH FUND

     John J. Bowen, Jr.     Chief Executive Officer,   Chief Executive Officer,
    RWB Securities Inc.     Registered Principal and    President and Trustee
    1190 Saratoga Avenue           President
         Suite 200
     San Jose, CA 95129

     (c)  Not Applicable


ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

The following entities prepare, maintain and preserve the records required by
Section 31(a) of the 1940 Act for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such records will be maintained on behalf of the Registrant for the periods prescribed by the rules and regulations of the Commission under the 1940 Act and that such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request:

     (1)  RWB Advisory Services Inc.
          1190 Saratoga Avenue, Suite 200
          San Jose, California 95129

     (2)  Dimensional Fund Advisors Inc.
          1299 Ocean Avenue, 11th Floor
          Santa Monica, California 90401

     (3)  State Street Bank and Trust Company
          225 Franklin Street
          Boston, Massachusetts 02110

     (4)  Boston Financial Data Services, Inc.
          Two Heritage Drive
          North Quincy, Massachusetts 02171

ITEM 29.  MANAGEMENT SERVICES

Not Applicable.

ITEM 30.  UNDERTAKING

Not Applicable

                                    EXHIBIT INDEX

Exhibit No.             Description
-----------             -----------

23(a)                   Declaration of Trust

23(b)                   By-laws

                                     SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of San Jose and the State of California, on the 11th day of January, 1999.


                                   RWB FUNDS - INVESTMENT TRUST

                                   By:  /s/John J. Bowen, Jr.
                                        ---------------------
                                        John J. Bowen, Jr.
                                        President and Chief Executive Officer


                                     SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following person in the capacities and on the date indicated:


SIGNATURES                              TITLE                         DATE
----------                              -----                         ----

/s/ John J. Bowen, Jr.             Trustee                      January 11, 1999
-----------------------
John J. Bowen, Jr.


/s/ Michael Clinton                Treasurer and Chief          January 11, 1999
-----------------------            Financial and Accounting
Michael Clinton                    Officer